UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2007

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 19, 2007, PHH Corporation (“we,” “us” or “our”) received a letter from the New York Stock Exchange (“NYSE”) notifying us that we would be subject to the procedures specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE’s Listed Company Manual as a result of not meeting the deadline for filing our Annual Report on Form 10-K for fiscal year ended December 31, 2006 (the “2006 Form 10-K”). We previously notified the NYSE that we did not meet the filing deadline for our 2006 Form 10-K and that we filed a Form 12b-25 Notification of Late Filing with the SEC.

Section 802.01E of the NYSE’s Listed Company Manual provides, among other things, that the NYSE will monitor us and the filing status of our 2006 Form 10-K. If we have not filed our 2006 Form 10-K within six months of the filing due date of the 2006 Form 10-K, the NYSE may, in its sole discretion, allow our securities to be traded for up to an additional six-month trading period or, if the NYSE determines that such additional trading period is not appropriate, it will commence suspension and delisting procedures.

In addition, we have concluded that we will be unable to satisfy the requirements of Section 203.01 of the NYSE Listed Company Manual to distribute our annual report containing our financial statements for the year ended December 31, 2006 to stockholders within 120 days of the 2006 fiscal year end. We are currently unable to provide an expected date for the filing of the 2006 Form 10-K.

A copy of our press release dated March 21, 2007 is attached to this Current Report on Form 8-K (the “Form 8-K”).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated March 21, 2007 issued by PHH Corporation.*

________
* Exhibit 99.1 is being furnished, not filed, with the Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by the Company with the SEC unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

This Form 8-K and Exhibit 99.1 attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: /s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: March 21, 2007